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                                                                    EXHIBIT 99.1


          VOID AFTER 5:00 P.M. CENTRAL STANDARD TIME ON          ,
                                                        ---------  ----

                                                                      NO.
                                                                          ------


Right to Purchase         Shares of Common Stock, par value $.001 per share
                  -------
                                                         Date:            , 2001
                                                               -----------

                               THE VIALINK COMPANY
                                     WARRANT

THIS CERTIFIES THAT, for value received, ______________________ (the "Initial Holder," and together with any transferees as permitted under this Series A Warrant (this "Warrant"), the "Holder"), or its registered assigns, is entitled to purchase from THE VIALINK COMPANY, a Delaware corporation (the "Company"), at any time or from time to time during the period specified in Section 2 hereof, ______________ fully paid and nonassessable shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at an initial exercise price of $_______ per share (the "Exercise Price"). The term "Warrants" means this Warrant.



This Warrant is subject to the following terms, provisions, and conditions:

1. Mechanics of Exercise.- Subject to the provisions hereof, including, without limitation, the limitations contained herein, this Warrant may be exercised as follows:

(a) Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the Company at the Company's principal executive offices (or such other office or agency of the Company as it may reasonably designate by notice to the Holder), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. Notwithstanding anything in the foregoing which may be to the contrary, the exercise shall become effective and the Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which the completed Exercise Agreement is delivered to the Company, so long as this Warrant and payment of Exercise Price is delivered to the Company within three (3) business days after such date.


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(b) Issuance of Certificates. Subject to Section 1(c), certificates for the
Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder; provided, however, if any certificate for Warrant Shares is to be issued in a name other than that in which the Warrant surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the Warrant so surrendered is properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will pay to the Company any transfer or other taxes required by reason of the issuance of a certificate for shares of the Company's Common Stock in any name other than that of the registered Holder of the Warrant surrendered, or establish to the satisfaction of the Company that such tax has been paid or is not payable. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. In lieu of delivering physical certificates representing the Common Stock issuable upon the exercise of this Warrant, upon request of the Holder, the Company shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon exercise to the Holder by crediting the account of the Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system or other electronic delivery system selected by the Holder.

(c) Exercise Disputes. In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with Section 1(b) hereof.

2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 P.M., Central Standard Time on the ____ (___) anniversary of the date hereof (the "Exercise Period").

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

(a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

(b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant, without limitation of the Company's obligation to have authorized and reserved shares of Common Stock to provide for conversion of shares of Series A Preferred Stock of the Company.


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(c) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

4. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

5. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

6. Transfer Exchange Redemption and Replacement of Warrant.

(a) Transfer. This Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as
Exhibit 2, at the office or agency of the Company. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. In addition, this Warrant may be pledged, and all rights of the Holder under this Warrant may be assigned, without further consent of the Company, to a bona fide pledgee, subject to the provisions of this Warrant.

(b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder at the time of such surrender.


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(c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant or Warrants, in the form hereof, in such denominations as Holder may request representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder. .

(d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this
Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants.

(e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may reasonably designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

7. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

If to the Company:

The viaLink Company
13155 Noel Road, Suite 700
Dallas, TX 75240
Telecopy: (927) 934-5555
Attention: Chief Financial Officer

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section.

8. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the County of Dallas in the State of Texas in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be


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conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

9. Miscellaneous. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.



IN WITNESS WHEREOF, the Company has caused this Series A Warrant to be signed by its duly authorized officer.

THE VIALINK COMPANY

By:
    -----------------------------

Name:
      ---------------------------

Title:
      ---------------------------


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Exhibit 1

FORM OF EXERCISE AGREEMENT

(To be Executed by the Holder in order to Exercise the Warrant)

The undersigned hereby irrevocably exercises the right to purchase ___________ of the shares of common stock of THE VIALINK COMPANY, a Delaware corporation (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

(i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date:
     -------------

Signature of Holder:
                    ------------------------------------

Name of Holder (Print):
                       ---------------------------------

Address:
        ------------------------------------------------

        ------------------------------------------------


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


Exhibit 2

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee:
                  -------------------------------------------------

Address
                  -------------------------------------------------

                  -------------------------------------------------

No. of Shares
                  -----------------

and hereby irrevocably constitutes and appoints _________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Date:
     -------

In the presence of
                   -----------------

Name:
     ----------------------------------

Signature:
          -----------------------------

Title of Signing Officer or Agent (if any):
                                           -------------------------

Address:
              ----------------------------------------------------

              ----------------------------------------------------

Note:    The above signature should
         correspond exactly with the
         name on the face of the
         within Warrant.


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